UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 20, 2022
BANCPLUS CORPORATION
(Exact Name of Registrant as Specified in Charter)
Mississippi
(State or Other Jurisdiction of Incorporation)

333-236022	64-0655312
(Commission File Number)	(IRS Employer Identification No.)

1068 Highland Colony Parkway
Ridgeland, MS	39157
(Address of Principal Executive Offices)	(Zip Code)

(601) 898-8300
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 20, 2022, the Board of Directors (the “BancPlus Board”) of BancPlus Corporation (“the Registrant” or “BancPlus”) voted to increase the size of the BancPlus Board by one to 16 directors and appointed Eugene F. “Jack” Webb, Jr, Senior Executive Vice President and Chief Banking Officer of BancPlus, age 62, to the BancPlus Board, to fill the newly created vacancy, effective immediately. Mr. Webb will serve as a Class I director with a term expiring at the 2023 Annual Meeting of Shareholders, at which time it is expected he will be nominated for election to serve a full three-year term. In addition, the Board of Directors (the “BankPlus Board”) of BankPlus, the Registrant's wholly-owned bank subsidiary (“BankPlus”), voted to increase the size of the BankPlus Board by one to 17 directors and appointed Mr. Webb to fill the newly created vacancy.

Mr. Webb’s appointment as director was not pursuant to any arrangement or understanding with respect to any other person. There are no family relationships between Mr. Webb and any director or executive officer of the Registrant, and there are no transactions between Mr. Webb and the Registrant that would be required to be reported under Item 404(a) of Regulation S-K.
Mr. Webb will continue to be compensated in his role as the Senior Executive Vice President and Chief Banking Officer of BancPlus. For his role as a director of BancPlus he will be eligible to receive a monthly attendance fee of $1,200 for attendance at the regular monthly board of directors meeting.

Item 7.01 Regulation FD Disclosure.

On September 23, 2022, BancPlus issued a press release regarding the matters discussed in Items 5.02 and 8.01 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1. The information included in Exhibit 99.1 is being furnished under Item 7.01 hereof and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On September 20, 2022, the BancPlus Board and the BankPlus Board elected B. Bryan Jones III to succeed Thomas G. Peaster as Chairman of the BancPlus Board and the BankPlus Board, effective immediately. Mr. Peaster will move into the role of Senior Chairman of the BancPlus Board and the BankPlus Board. In addition, William A. Ray was elected Vice-Chairman of the BancPlus Board and the BankPlus Board, effective immediately.

Item 9.01 Financial Statements and Other Exhibits.
(d)    Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release, dated September 23, 2022

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the inline XBRL Document

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BancPlus Corporation

September 23, 2022	By:	/s/ Karlen Turbeville
Karlen Turbeville
Senior Executive Vice President and Chief Financial Officer